Exhibit 8

List of Subsidiaries

Subsidiary Name	Jurisdiction of Incorporation	Percentage Ownership, if less than 100%	Trade Name(s), if any
Aaxis Holdings S.a.r.l.	Luxembourg
Aaxis Investments Limited	Bermuda
Aaxis Investments S.a.r.l.	Luxembourg
Aaxis Limited	Bermuda
Abacus Recruitment (Holdings) Limited	England & Wales
Abacus Recruitment Limited	England & Wales
Advance Systems and Computers Limited	Belize	51.7%
Agami Limited	Jersey
Agency Cover Limited	England & Wales
Akita Security Limited	England & Wales
Aspillo Limited	England & Wales
B.B. Holdings Limited	Belize
Barker Personnel Services Limited	England & Wales
Belize Corporate Services Limited	British Virgin Islands
Belize Incorporation Services Limited	British Virgin Islands
Belize Nominees Limited	British Virgin Islands
Belize Registration Services Limited	Belize
Belize Telecommunications Limited	Belize	51.7%
Belize Telecommunications Limited	British Virgin Islands	51.7%
Belize Telecommunications (Free Zone) Limited	Belize	51.7%
Belize Telecommunications (Overseas) Limited	British Virgin Islands	51.7%
Belize Trust Company Limited	Belize
BHI (BVI) Limited	British Virgin Islands
BHI Corporate Services Limited	Turks & Caicos Islands
BHI (Costa Rica) S.A.	Costa Rica
BHI Development Limited	Belize
BHI Rights Sub Limited	Belize
BHI Securities Limited	Belize
BHI Tower Limited	Belize
BHI Treasury Limited	British Virgin Islands
Blackwood Limited	Guernsey
BMS Limited	England & Wales
Bourne Security Limited	England & Wales
BTL Digicell Limited	Belize	51.7%
BTL Mobile Services Limited	British Virgin Islands	51.7%

Subsidiary Name	Jurisdiction of Incorporation	Percentage Ownership, if less than 100%	Trade Name(s), if any
Business Enterprise Systems Limited	Belize	51.7%
CMS Operations New Jersey, Inc.	Delaware, USA
Capitol Consultants Limited	England & Wales
Capitol Group plc	England & Wales
Capitol Group (Gibraltar) Limited	Gibraltar
Capitol Security Services Limited	England & Wales
Carlisle Acquisition Finance Limited	England & Wales
Carlisle Cleaning Services Holdings (UK) Plc	England & Wales
Carlisle Cleaning Services Limited	England & Wales
Carlisle Facilities Group (UK) Plc	England & Wales
Carlisle Facilities Services Limited	England & Wales
Carlisle Finance S.A.	Luxembourg
Carlisle Finance Iceland ltd.	Iceland
Carlisle Group (Gibraltar) Limited	Gibraltar
Carlisle Group plc	England & Wales
Carlisle Holdings (Bermuda) Limited	Bermuda
Carlisle International Capital Hungary Limited Liability Company	Hungary
Carlisle Management Services, Inc.	Florida, USA
Carlisle Nominees Limited	England & Wales
Carlisle Securities Limited	Belize
Carlisle Security (Holdings) Limited	Ireland
Carlisle Security Limited	Ireland
Carlisle Security Services Limited	England & Wales
Carlisle Services Limited	Bermuda
Carlisle Staffing Limited	British Virgin Islands
Carlisle Staffing plc	England & Wales
Carlisle Staffing Services Holdings Limited	England & Wales
Carlisle Staffing Services Ireland Limited	Ireland
Carlisle Staffing Services Limited	England & Wales
Carlisle Support Services Limited	England & Wales
Celsian Group Limited	England & Wales
Central American Holdings, Inc.	Belize
Centre Point Associates Limited	England & Wales
Centre Point Group Limited	England & Wales

Subsidiary Name	Jurisdiction of Incorporation	Percentage Ownership, if less than 100%	Trade Name(s), if any
Coastal States Industries, Inc.	Florida, USA
Coastline Cleaning Company Limited	England & Wales
Cornhill Associates Limited	England & Wales
Costa Rica Holdings Inc.	Belize
Criswood Limited	Gibraltar
Delta Personnel Limited	England & Wales
Delta Security Limited	Ireland
Ecosse Northern Securities Limited	Scotland
Employment Screening Services Limited	England & Wales
Enhancement Limited	British Virgin Islands
ESCO Exterminating Services Co., Inc.	Delaware, USA
FCI Servicios de Mexico, S.A. de C.V.	Mexico
FCI Servisistema S.A. de C.V.	Mexico
First Call Educational Services Limited	England & Wales
Glenturken	Ireland
Griffin Personnel Consultants Limited	Ireland
Guard Group Limited	England & Wales
Guard Services Limited	England & Wales
Hewitson-Walker Holdings Limited	England & Wales
Hewitson-Walker Limited	England & Wales
Hewitson-Walker Services Limited	England & Wales
Indigo Hewitson-Walker Limited	England & Wales
Indigo Selection Limited	England & Wales
Indigo Selection Holdings PTY Limited	New South Wales, Australia
Indigo Selection PTY Limited	New South Wales, Australia
IRC Eglinton Recruitment Limited	Ireland
Irish Recruitment Consultants Limited	Ireland
Kenard Investments Limited	Gibraltar
Key Services, Inc.	Pennsylvania, USA
Leatare Services Limited	Ireland
LI Commercial Limited	England & Wales
LI Company Limited	Scotland
LI Group Limited	England & Wales
L.I. Holdings (Gibraltar) Limited	Gibraltar
LI Holdings Limited	England & Wales
Mainstream Limited	Bahamas

Subsidiary Name	Jurisdiction of Incorporation	Percentage Ownership, if less than 100%	Trade Name(s), if any
Maritime & Aviation Security Services Limited	England & Wales
M&M King Limited	Ireland
Maya Holdings Inc.	Belize
Monitoring Services Limited	Ireland
Northtown Limited	British Virgin Islands
OneSource Acquisition 5, Inc.	Delaware, USA
OneSource Aviation, Inc.	Delaware, USA
OneSource Building Services, Inc.	Illinois, USA
OneSource Business Holdings, Inc.	Delaware, USA
OneSource Customer Care Center, Inc.	Delaware, USA
OneSource Energy Services, Inc.	Delaware, USA
OneSource Facility Services, Inc.	Delaware, USA
OneSource Franchise Holdings, Inc.	Delaware, USA
OneSource Franchise Systems, Inc.	Delaware, USA
OneSource Holdings, Inc.	Delaware, USA		OneSource
OneSource Landscape & Golf Services, Inc.	Delaware, USA		Austin Outdoor
OneSource Maintenance, Inc.	Illinois, USA
OneSource Mall Services, Inc.	Delaware, USA
OneSource Management, Inc.	Delaware, USA
OneSource Metal & Marble, Inc.	New York, USA		Sterling Services
OneSource N.Y., Inc.	Delaware, USA
OneSource Painting, Inc.	Delaware, USA		Hudson-Shatz Painting
OneSource Performance Inc.	Delaware, USA
OneSource Pest Control, Inc.	Delaware, USA
OneSource Property Holdings, Inc.	Delaware, USA
OneSource Security Holdings, Inc.	Delaware, USA
OneSource Security Services, Inc.	Delaware, USA
OneSource Services Holdings, Inc.	Delaware, USA
OneSource Services Corporation	Florida, USA
One-Source Servicios de Mexico, S.A. de C.V.	Mexico
Page Investments Inc.	Belize
Pentagon Security Services UK Limited	England & Wales
Peraworth Limited	England & Wales
Pilkington Contract Cleaning Limited	England & Wales

Subsidiary Name	Jurisdiction of Incorporation	Percentage Ownership, if less than 100%	Trade Name(s), if any
Platinum Security Services Limited	Ireland
Private Investment Limited	Belize
Prize Holdings International Limited	British Virgin Islands
Rand Services (Bristol) Limited	England & Wales
Rapid Reef Holdings Limited	Gibraltar
RD Recruit Limited	England & Wales
Recruit Event Services Limited	England & Wales
Recruit Limited	England & Wales
Recruit Retail Services plc	England & Wales
Recruit Retail Solutions Limited	England & Wales
Regent Overseas Investment Limited	British Virgin Islands
Retail Protection Services Limited	England & Wales
Ryedale Associates Limited	England & Wales
Sagis Investments Limited	Belize
Seeka Limited	England & Wales
Solo Security Services Limited	England & Wales
Southtown Limited	British Virgin Islands
Spark Recruitment Limited	England & Wales
Specialized Investigation Services Limited	England & Wales	80%
Specialized Risk Management Limited	England & Wales	80%
Specialized Risk Management Holdings Limited	England & Wales	80%
Stardust International Corporation	British Virgin Islands	51.7%
Stirling Recruitment Group Limited	England & Wales
Stirling Recruitment (Basildon) Limited	England & Wales
Stirling Recruitment (Southampton) Limited	England & Wales
Stirling Recruitment (West Sussex) Limited	England & Wales
Tapir Trading Company Limited	British Virgin Islands
Tate Appointments Limited	England & Wales
Tate Services (BVI) Limited	British Virgin Islands
Tertian Holdings Limited	Gibraltar
The Belize Bank Limited	Belize
The Belize Bank (Turks and Caicos) Limited	Turks & Caicos Islands
The Maintenance Company, Inc.	Delaware, USA
Total Building Maintenance, Inc.	New York, USA
Unicare Community Care Services Limited	England & Wales

Subsidiary Name	Jurisdiction of Incorporation	Percentage Ownership, if less than 100%	Trade Name(s), if any
Unicare Services Limited	England & Wales
United Holdings Limited	Belize
Westminster Business Limited	British Virgin Islands
Westtown Group Limited	British Virgin Islands